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                                                                 EXHIBIT 10.17


                            SECURED PROMISSORY NOTE





$25,000                                                  September 7, 1995
                                                         Los Angeles, California


     FOR VALUE RECEIVED, the undersigned, Robert W. Miller, an individual (the "Maker"), promises to pay the sum of Twenty-Five Thousand Dollars ($25,000) or such lesser sum up to such maximum amount, as Athanor Group, Inc. ("Payee") may hereinafter advance to or for the benefit of the undersigned. Interest on any amount advanced under this Note shall be at the rate of 10% per annum until paid. The full amount of principal, plus all accrued but unpaid interest thereon, shall be due and payable on the one year anniversary date of the first advance made by Payee under this Note. Payee shall advance any amounts requested to be advanced by Maker under this Note on demand; provided, however, Payee shall not be obligated to advance more than Seven Thousand Five Hundred Dollars ($7,500) to Maker under this Note in any one-month period.

     This Note is secured pursuant to the terms of a certain Pledge Agreement of even date herewith between Maker and Payee which is on file at the principal place of business of the Payor.

     If action be instituted on this Note, Payor promises to pay all costs of collection, including, but not limited to, such sums as the Court may fix as reasonable attorneys' fees.

     This Note may be prepaid, in whole or in part, at any time and from time to time, without penalty or premium.

     This Note has been made in, and shall be governed by the internal laws of the State of California, without giving effect to principles of conflicts of laws.

     IN WITNESS WHEREOF, the undersigned has caused this Note to be duly executed as of the day and year first above written.




                                                 /s/ Robert W. Miller
                                                 -------------------------------
                                                 Robert W. Miller


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                                PLEDGE AGREEMENT



     THIS PLEDGE AGREEMENT, dated as of September 7, 1995, is entered into by and between Athanor Group, Inc., a California corporation ("Pledgee") and Robert
W. Miller ("Pledgor").

                              W I T N E S S E T H:

     WHEREAS, contemporaneously with the execution of this Agreement the Pledgee has agreed to advance to Pledgor an amount up to $25,000 (the "Loan"), which Loan is evidenced by a certain secured promissory note of even date herewith (the "Note");

     WHEREAS, the Pledgor has agreed to secure his obligations under the Note by pledging an aggregate of 25,000 shares of the common stock of Athanor Group, Inc. which Pledgor owns (the "Pledged Shares");

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and for other good and valuable consideration, the parties hereto agree as follows:

     1. Pledge. As collateral security for the performance of the obligations of Pledgor under the Note, the Pledgor does hereby pledge, hypothecate, assign, transfer, set over and deliver unto the Pledgee, and grant to the Pledgee a first priority security interest in, the Pledged Shares and the certificates representing the Pledged Shares.

     2. Delivery of Pledged Shares. The Pledgor hereby delivers to the Pledgee, and the Pledgee hereby acknowledges receipt of, the Pledged Shares owned by the Pledgor duly endorsed in blank or accompanied by a stock power, duly endorsed by the Pledgor in blank.

     3. Representations, Warranties and Covenants. The Pledgor hereby represents and warrants to, and covenants with, the Pledgee as follows:

        (a) The execution, delivery and performance of this Agreement and the pledging of the Pledged Shares hereunder do not conflict with, result in a violation of, or constitute a default under, any agreement binding upon the Pledgor.

        (b) The Pledgor is the legal and equitable owner of the Pledged Shares, free and clear of all liens, security interests, charges and encumbrances of every kind and nature (other than those created or permitted by this Agreement) and the Pledgor has good, right and lawful authority to pledge, assign and deliver the Pledged Shares in the manner herein contemplated.

     4. Transfer of Interests. Pledgor hereby covenants that until such time as the Note has been fully paid, performed and satisfied, Pledgor will not sell, convey or otherwise dispose of any of the Pledged Shares or any interest therein, or create, incur or permit to exist any pledge, mortgage, lien, charge, encumbrance or any security interest


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whatsoever in or with respect to any of the Pledged Shares, or the proceeds thereof, other than the security interest created hereby.

     5. Default. As used herein, the term "Default" shall mean the failure by the Pledgor to pay, perform or satisfy any payment obligation under the Note which failure remains uncured by Pledgor ten (10) business days after Pledgor receives written notice of such failure from Pledgee.

     6. Rights of Pledgee. Upon the occurrence of a default, Pledgee may exercise any and all of the rights and remedies of a secured party as provided for by the California Uniform Commercial Code, including the transfer of the Pledged Shares to its name and disposition of such Pledged Shares.

     7. Proceeds. The proceeds of any disposition of all or any part of the Pledged Shares, as provided in Section 6 above, shall be applied as follows: (a) first, to the costs and expenses incurred in connection herewith or incidental thereto, including reasonable attorneys' fees and legal expenses; (b) second, to the satisfaction of the Note; (c) third, to the payment of any other amounts required by applicable law; and (d) fourth, to Pledgor to the extent of any surplus remaining.

     8. Full Performance by Pledgor. Upon full payment of all principal and accrued interest on the Note, and upon payment of all additional costs and expenses provided herein, this Agreement shall terminate and Pledgee shall, immediately upon request, deliver or cause to be delivered to Pledgor the stock certificates evidencing the Pledged Shares hereunder and any accompanying stock powers.

     9. Voting Rights. So long as no Default shall have occurred or exist under the Pledge Agreement, Pledgor shall retain all voting rights with respect tot the Pledged Shares. Upon the occurrence of a Default, the Pledgee shall succeed to all such voting rights; provided, however, upon the cure by Pledgor of a Default, all voting rights with respect to the Pledged Shares shall be reinstated in the Pledgor.

     10. Cash Distributions. So long as no Default shall have occurred or exist under the Pledge Agreement, the Pledgor shall be entitled to receive all cash dividends or other distributions paid by the Company with respect to the Pledges Shares. Upon the occurrence of a Default, the Pledgee shall thereafter receive and may apply al cash dividends and distributions against the obligation secured hereunder; provided, however, that upon the cure by Pledgor of a Default, all rights to receive cash dividends and other distributions with respect to the Pledged Shares shall be reinstated in the Pledgor.

     11. Binding on Successors and Assigns. This Agreement and each of its provisions shall be binding on the heirs, executors, administrators, successors, and assigns of each of the parties hereto.

     12. Applicable Law. This Agreement shall, in all respects, be governed by the laws of the State of California applicable to agreements executed and to be wholly performed within the State of California.


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     13. Amendment. No amendment, change or modification of this Agreement shall be binding upon the parties hereto unless in writing and unless executed by each of the parties hereto.

     14. Entire Agreement. This Agreement, together with any related documents referred to in this Agreement, constitutes the entire understanding and agreement of the parties with respect to the subject matter of this Agreement, and any and all prior agreements, understandings or representations are hereby terminated and canceled in their entirety.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first set forth above.

PLEDGOR:                                        /s/ Robert W. Miller
                                                --------------------------------
                                                Robert W. Miller


PLEDGEE:                                        Athanor Group, Inc.



                                           By:  /s/ Duane L. Femrite, President
                                                --------------------------------
                                                Duane L. Femrite, President